Exhibit 99.1

WARNER CHILCOTT ANNOUNCES SETTLEMENT OF TWO ANTITRUST SUITS BROUGHT BY CERTAIN DIRECT PURCHASERS

HAMILTON, Bermuda, August 9, 2007 — Warner Chilcott Limited (Nasdaq: WCRX) announced today that it has reached a settlement to conclude two antitrust lawsuits involving one of the Company’s combined hormonal contraceptives, Ovcon 35, brought by certain direct purchaser plaintiffs. The claims held by the settling plaintiffs represented a majority of the damages sought by all of the direct purchaser plaintiffs that have brought antitrust suits against the Company. Under the proposed settlement, all claims will be dismissed and the litigations will be terminated in exchange for a cash payment of $10.0 million. The settlement remains subject to the court-ordered dismissal of the suits, and does not address the one continuing antitrust class action lawsuit brought by the remaining direct purchaser plaintiffs.

The Company continues to vigorously defend the class action lawsuit and does not anticipate an unfavorable outcome. However, it is impossible to predict with certainty the impact of today’s settlement on the continuing action or the outcome of any litigation. As a result, the Company can provide no assurances as to the size of any future litigation award or settlement with respect to the continuing action, and any such award or settlement may not be proportional to today’s settlement. If the non-settling direct purchaser plaintiffs are ultimately successful in their class action lawsuit, the Company may be required to pay damages which could have an adverse impact on the Company’s financial condition, results of operations and cash flows.

About Warner Chilcott

Warner Chilcott is a specialty pharmaceutical company focused on developing, manufacturing, marketing and selling branded prescription pharmaceutical products in women’s healthcare and dermatology in the United States. WCRX-G

Read more on http://www.warnerchilcott.com.

Company Contact:	Rochelle Fuhrmann
Investor Relations
973-442-3281
rfuhrmann@wcrx.com

Warner Chilcott’s Forward Looking Statements:

This press release contains forward-looking statements, including statements concerning our product development efforts. These statements constitute forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by our management that, although we believe to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties.

The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by our forward-looking statements: our substantial indebtedness; competitive factors in the industry in which we operate; our ability to protect our intellectual property; a delay in qualifying our manufacturing facility to produce our products or production or regulatory problems with either third party manufacturers upon whom we may rely for some of our products or our own manufacturing facility; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems, the continued consolidation of the distribution network through which we sell our products, including wholesale drug distributors and the growth of large retail drug store chains; the loss of key senior management or scientific staff; an increase in litigation, including product liability claims and patent litigation; government regulation affecting the development, manufacture, marketing and sale of pharmaceutical products, including our ability and the ability of companies with whom we do business to obtain necessary regulatory approvals; our ability to successfully complete the implementation of a company-wide enterprise resource planning system without disrupting our business; our ability to manage the growth of our business by successfully identifying, developing, acquiring or licensing and marketing new products, obtain regulatory approval and customer acceptance of those products, and continued customer acceptance of our existing products; and other risks detailed from time-to-time in our periodic reports filed with the Securities and Exchange Commission, our financial statements and other investor communications.

We caution you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in our forward-looking statements may not occur. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.